SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: JULY 7, 2004

                         Commission File Number: 0-15235

                               MITEK SYSTEMS, INC.

             (Exact name of Registrant as specified in its charter)

            DELAWARE                                     87-0418827
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                         14145 DANIELSON STREET, SUITE B
                                 POWAY, CA 92064
                    (Address of principal executive offices)

                                 (858) 513-4600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 7, 2004, Mitek Systems, Inc. issued a press release stating that it has sold certain assets and granted exclusive distribution and licensing rights related to its CheckQuest(R) item processing and CaptureQuest(R) electronic document management solutions to Lake Mary, Florida-based Harland Financial Solutions, Inc. ("Harland"), a wholly owned subsidiary of John H. Harland Company (NYSE: JH).

ITEM 7(c). EXHIBITS

      99.1  Press release dated July 7, 2004.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MITEK SYSTEMS, INC.

Date: July 7, 2004                        By: /s/ John M. Thornton
                                          --------------------------------------
                                          John M. Thornton
                                          Chairman of the Board of Directors and
                                          Chief Financial Officer
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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

99.1        PRESS RELEASE DATED JULY 7, 2004.